Exhibit 99.1

INVESTOR PRESENTATION April 2016 ACCELERATING PROFITABLE GROWTH

Safe Harbor Statement Other than historical facts contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, and reflect the view of management with respect to future events. When used in this report, words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” and similar expressions, as they relate to Supreme or its plans or operations, identify forward-looking statements. Such forward-looking statements are based on assumptions made by, and information currently available to, management. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that the expectations reflected in such forward-looking statements are reasonable, and it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, an economic slowdown in the specialized vehicle industry, limitations on the availability of chassis on which Supreme’s product is dependent, availability of raw materials, raw material cost increases and severe interest rate increases. Furthermore, Supreme can provide no assurance that any raw material cost increases can be passed on to its customers through implementation of price increases for Supreme’s products. The forward-looking statements contained herein reflect the current view of management with respect to future events and are subject to those factors and other risks, uncertainties and assumptions relating to the operations, results of operations, cash flows and financial position of Supreme. Supreme assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements. 2

Corporate Overview Leading manufacturer of specialized commercial vehicles including truck bodies, trolleys, and specialty vehicles. – – – Headquartered in Goshen, Indiana with approximately 1,400 employees Publicly traded on NYSE: MKT (STS) Recognized nationwide as the most diversified truck industry Revenues of $278 million in 2015 o December 26, 2015 Market Cap $131M o Debt $8.3M / Cash $17.2M Vertically integrated nationwide operations o Eight manufacturing locations totaling approximately 1.4 million square feet Captive laminating plant for body panels body manufacturer in the – – – 3

Executive Management Marketing at Nilfisk marketing area in challenging positions different companies such Signal 4 Mickey McKee VP of Sales • Before joining Supreme in February 2014, served as Vice President of Sales and Advance for three years • 30+ years in the sales and progressively more • Career spans over several as J.J. Case and Federal Mike Oium VP of Operations • Has been with Supreme since 1997 • From 1997 until 2011, worked as Western Region General Manager. Has served as Vice President of Operations for the past four years • A total of 30+ years experience in related truck body and trailer manufacturing operations Matt Long CFO / Treasurer • CFO since April 2011 and interim CEO from April 2012 to May 2013 • Nearly 30 years experience in finance • Prior to Supreme was with CTS Corporation for 15 years holding key finance roles • Was also with Emerson Electric and United Technologies previously Mark Weber President & CEO • President and Chief Executive Officer since May of 2013 • Extensive experience in operations, new product development and strategic leadership • Prior to joining Supreme, served 10 years as the Group President of the Environmental Solutions Group at Federal Signal Corporation (FSS) • Prior to FSS, served in various leadership assignments at Cummins Engine Company

Restructuring Process • Hired new CFO • Initiated financial turnaround • Established margin discipline via Pricing Committee • Invested capital to establish lean manufacturing • Debt refinanced 2011 • Hired new CEO • Conducted strategic assessment of shuttle bus business • Consolidated facility footprint 2013 • Divested shuttle bus business • Strategic Planning initiated • Restructured sales organization 2015 Significant Turnaround in Financial Performance Achieved with Investments in Operations and Sales, Backed by Excellent Execution 5

Investment Highlights

Market-Leading Position

- Significant brand recognition with over 40 year heritage
- Over 20,000 truck bodies delivered annually
- Extensive pool chassis program with leading light-duty OEMs

State-of-the-Art Infrastructure

- Nationwide footprint with eight production facilities
- Application of computer aided design and 3-D modeling to optimize products
- Flexible manufacturing systems to support high volume fleets and low volume custom products
- Over $14M invested in equipment and facilities since 2012

Compelling Industry Dynamics

- Positive momentum in U.S. straight truck sales
- Housing starts forecast positive growth rates through 2016
- Secular trends driving growth in leasing segment and home delivery

Strong Financial Performance

- Significant EBITDA growth since 2009
- Cash generation continues to grow with modest debt
- Profitability margins are at levels of comparative "premium" businesses
- Targeted capital investments should improve margin performance

Visible Growth Opportunities

- Continued organic growth as industry rebounds
- Highly fragmented market – abundant consolidation opportunities
- Opportunities to grow sales of sidewall products
- Expand further into refrigerated market segment

Experienced Management Team

- Executive management team with significant industrial depth and breadth
- CEO addition driving significant improvement to the business

SUPREME

6

National Footprint Goshen, IN (Corporate Office) Ligonier, IN Truck Trolley Specialty Vehicles Structural Laminating Harrisville, RI Moreno Valley, CA Jonestown, PA Moreno Valley, California Griffin, GA Cleburne, TX 7

Favorable Market Dynamics NTEA forecast calls for continued growth in 2016 • Class 3-7, 5% growth projected Positive Secular Trends oLeasing oHome Delivery oFinal Mile – – Source: NTEA COMPETITOR LANDSCAPE Ownership Regional Footprint Ownership National Footprint Utilimaster (SPAR) Public Morgan Private BayBridge Private Great Dane Private 8 Smyrna Private Rockport Private Dejana Private Marathon Private Wabash National (WNC) (WNC) Public

Truck Bodies • • • Offers a complete line of multi-purpose truck bodies Shipments of more than 20,000 bodies annually Manufacture proprietary truck sidewalls made from Aluminum, FiberPanel™ PW, Signature Plate and FiberPanel® HC COMPETITOR LANDSCAPE Dry Freight - Van Bodies Spartan Service & Cargo Vans Refrigerated Bodies Stake Bodies - Iner-City™ Cutaway Van 9

Supreme Specialty Vehicles and Trolleys Specialty Vehicles • Manufactured with state-of-the-art technology and engineering • Products customized to application • Highly skilled workforce experienced in ballistic armoring • Holds Department of Defense security clearance SWAT Cash-In-Transit Armored Executive Protection Trolleys COMPETITOR LANDSCAPE • Evokes the spirit of travel and exploration – Theme Parks – Historic Sites – City Transportation • Old world look and workmanship 10

North American Products & Markets Served Vehicle Mix Customer Mix Trolleys 2.0% Other 1.4% Specialty Vehicles 2.6% Fleet 23.3% 2015 2015 Trolleys 3.6% Other 0.9% Other 10.4% Specialty Vehicles 5.8% Fleet 15.2% 2014 2014 11

Diversified Customer Mix • Customers include: 2015 national rental fleets, national and regional Accounts Under $3M 47% leasing companies, truck chassis dealers and fleet operators Seasonal demand peaks typically in first half of year driven by rental fleet orders Reduced risk of financial impact with loss of any single account • Accounts Over $3M 53% • 12

Growth Strategy Market Segment Penetration • • • Maintain mix of retail and fleet Leverage growth trend in leasing Refrigerated applications New Products • • • • FiberPanel® HC Signature Plate Adjacent product lines Innovative opportunities Leverage Distribution Channel • • • • Application solutions Five regional sales teams Information technology Expanded national account coverage 13

FINANCIAL SUMMARY 14

Consolidated – Continuing Ops Sales $ in Millions Annual Sales Quarterly Sales $278.4 $253.4 $246.9 $239.1 $236.3 $82.6 $171.8 $71.6 $67.7 $64.8 $63.3 $58.0 $53.4 $53.3 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2011 2012 2013 2014 2015 2014 2015 15

GrossProfit – Continuing Ops / Gross Margin Gross Profit Gross Margin $ in Millions % of Sales $54.2 $48.4 19.6% 19.5% 18.5% $43.8 $41.3 17.3% $31.1 12.3% $11.6 6.7% 2010 2011 2012 2013 2014 2015 2010 2011 2012 2013 2014 2015 16

Income – Continuing Ops / (Loss) and EPS Income / (Loss) Diluted Earnings Per Share $ in Millions, $4.3 $4.3 $3.8 $12.9 $12.4 $11.2 $2.8 $8.5 $2.5 $3.2 $1.9 $1.5 $0.26 $0.25 $0.22 $0.2 $0.15 $0.16 $0.11 $0.09 ($10.1) $0.01 Q1Q2 Q3 Q4 Q1 Q2 Q3 Q4 2014 2015 2010 2011 2012 2013 2014 2015 Income EPS 17

EBITDA / Capital Expenditure – Continuing Ops $ in Millions $22.6 $21.0 $16.4 $16.2 $8.6 $7.1 * $6.2 $4.7 $3.9 $2.8 $1.9 ($6.4) 2010 2011 2012 2013 2014 2015 EBITDA Cap Ex 18 * Excludes $6.1M purchase of leased properties

Capital $ in Millions Structure Total Debt to Capitalization 40.0% 30 34.1% 35.0% 25 30.0% 20 25.0% 22.5% 17.4% 20.0% 15 15.0% 11.5% 10.0% 9.0% 10 10.0% 5 5.0% 0.0% 0 2010 2011 2012 2013 2014 2015 Cash Debt Debt to Capitalization 19

APPENDIX 20

EBITDA Reconciliation of EBITDA to Adjusted EBITDA $ in Millions Full Year 2013 2014 2015 2010 2011 2012 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 EBITDA - GAAP $ (6,257) $ 5,674 $ 15,415 $ 13,323 $ 14,147 $ 22,568 $ 4,359 $ 2,264 $ 3,240 $ 3,459 $ (978) $ 7,259 $ 4,643 $ 3,223 $ 3,929 $ 7,227 $ 4,884 $ 6,528 Discontinued Operations, net of tax Oregon 1,334 813 - - - - - - - - - - - - - - - Motorhome 1,178 - - - - - - - - - - - - - - Shuttle Bus (2,611) 2,200 750 7,693 2,284 - 456 4,960 1,542 735 2,284 - - - - - - - EBITDA from Continuing Operations - GAAP $ (6,356) $ 8,687 $ 16,165 $ 21,016 $ 16,431 $ 22,568 $ 4,815 $ 7,224 $ 4,782 $ 4,194 $ 1,306 $ 7,259 $ 4,643 $ 3,223 $ 3,929 $ 7,227 $ 4,884 $ 6,528 21

Net Income Reconciliation of (Loss)/Income to Adjusted (Loss)/Income $ in Millions Full Year 2013 2014 2015 2010 2011 2012 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (Loss)/Income - GAAP $(11,698) $ 791 $ 11,833 $ 6,426 $ 6,903 $ 12,875 $ 2,304 $ 925 $ 1,531 $ 1,665 $ (1,343) $ 4,255 $ 2,469 $ 1,522 $ 1,933 $ 4,347 $ 2,797 $ 3,798 Discontinued Operations, net of tax Oregon 1,658 876 - - - - - - - - - - - - - - - Motorhome 1,239 - - - - - - - - - - - - - - (1,274) 1,551 577 4,773 1,567 307 3,049 960 457 1,567 - - - Shuttle Bus - - - - (Loss)/Income from Continuing Operations - GAAP $(10,075) $ 3,218 $ 12,410 $ 11,199 $ 8,470 $ 12,875 $ 2,611 $ 3,974 $ 2,491 $ 2,122 $224 $ 4,255 $ 2,469 $ 1,522 $ 1,933 $ 4,347 $ 2,797 $ 3,798 22